                         MFS UNION STANDARD EQUITY FUND

      Supplement dated February 1, 1999 (as revised October 1, 1999) to the
             Prospectus and Statement of Additional Information of
                  MFS Union Standard Equity Fund (the "Fund")

     The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information ("SAI"), also dated February 1, 1999, and contains a description of Class I shares.

     Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY

Shareholder Transaction Expenses:                                                                Class I
   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price)...........................................       None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds, as applicable)....................       None

Annual Operating Expenses of the Fund (as a percentage of average net assets):
   Management Fees........................................................................       0.65%
   Rule 12b-1 Fees........................................................................       None
   Other Expenses (after expense limitation)(1)(2) .......................................       0.20%
   Total Operating Expenses (after expense limitation) (2)................................       0.85%

-----------------
(1) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."
(2) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.20% per annum of the average daily net assets during the current fiscal year. Otherwise, "Other Expenses" and "Total Operating Expenses" on Class I shares would be 0.32% and 0.97%, respectively. See "Information Concerning Shares of the Fund - Expenses" in the Prospectus.

                               Example of Expenses

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

          Period                                               Class I
          ------                                               -------

          1 year......................................          $  9
          3 years.....................................            27
          5 years.....................................            47
          10 years....................................           105

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

     The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.


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


                        CONDENSED FINANCIAL INFORMATION

     The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.

Financial Highlights - Class I Shares

                                                                                                    Period Ended
                                                                       Year Ended September 30,     September 30,
                                                                  1998     1997      1996    1995       1994****

Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $16.43   $13.85    $11.85   $ 9.64     $ 10.00
                                                                  ------   ------    ------   ------     -------
Income from investment operations# -
     Net investment incomess.                                     $ 0.16   $ 0.17    $ 0.18   $ 0.17     $  0.12
     Net realized and unrealized gain (loss) on investments         1.94     4.01      2.25     2.14       (0.48)
                                                                  ------   ------    ------   ------     --------
         Total from investment operations                         $ 2.10   $ 4.18    $ 2.43   $ 2.31     $ (0.36)
                                                                  ------   ------    ------   ------     --------
Less distributions declared to shareholders -
     From net investment income                                   $(0.18)  $(0.19)   $(0.15)  $(0.10)    $   --
     From net realized gain on investments                         (1.39)   (1.41)    (0.28)    --           --
                                                                  -------  -------   -------  ------     --------
         Total distributions declared to shareholders             $(1.57)  $(1.60)   $(0.43)  $(0.10)        --
                                                                  -------  -------   -------  -------    --------
Net asset value - end of period                                   $16.96   $16.43    $13.85   $11.85     $  9.64
                                                                  ------   ------    ------   ------     -------
Total return                                                       13.74%   32.51%    20.96%   24.21%      (3.60)%++
Ratios (to average net assets)/Supplemental datass.
     Expenses                                                       0.85%    0.97%     1.00%    1.00%       1.00%+
     Net investment income                                          0.95%    1.12%     1.36%    1.58%       1.55%+
Portfolio turnover                                                    43%      49%       81%     125%         48%
Net assets at end of period (000 omitted)                         $76,408  $68,527   $49,318  $35,842    $22,184

-----------------
*** For the period from the commencement of the Fund's investment operations, January 14, 1994, through September 30, 1994.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
ss. Effective February 1, 1997 subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.20% of Fund's average daily net assets. Prior to February 1, 1997, the investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.00% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

     Net investment income                                        $ 0.14   $ 0.15    $ 0.18   $ 0.16     $ 0.07
     Ratios (to average net assets):
         Expenses##                                                 0.97%    1.11%     1.03%    1.12%      1.64%+
         Net investment income                                      0.83%    0.98%     1.33%    1.49%      0.9%+


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


                              ELIGIBLE PURCHASERS

     Class I shares are available  for purchase  only by the following  Eligible
Purchasers:

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii)any retirement plan, endowment or foundation which: (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); and (b) invests at least $3 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases in smaller amounts if it believes, in its sole discretion, that such entity will make additional investments which will cause its total investment to equal or exceed $3 million, within a reasonable period of time;

(iv) bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least
     $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

(v) certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

     In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

                       SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale: Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class A, Class C and Class I shares do not convert to any other class of shares of the Fund.

                               OTHER INFORMATION

     Eligible Purchasers may only purchase Class I shares directly through MFD. Class I shares do not have exchange privileges with any other MFS Fund. Eligible Purchasers may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

  The date of this Supplement is February 1, 1999 (as revised October 1, 1999).



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